UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________
FORM 8-K
 __________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2014

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MASIMO CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Parker Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 297-7000
Not Applicable
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
As previously reported, on February 3, 2009, Masimo Corporation (the “Company”) filed a patent infringement suit in the U.S. District Court for the District of Delaware against Philips Electronics North America Corporation and Philips Medizin Systeme Böblingen GmbH (collectively, “Philips”) related to Philips’ FAST pulse oximetry technology and certain of Philips’ patient monitors. Philips subsequently filed patent infringement, antitrust, and other counterclaims against the Company. In mid-September 2014, the parties began a jury trial with respect to two of the patents asserted by the Company and one of the patents asserted by Philips, these patents having been selected by the parties to be tried first. On October 1, 2014, a jury returned a verdict in favor of the Company with respect to the two patents asserted by the Company in this first phase and awarded damages of $466.8 million to the Company. The jury found that the Company did not infringe the Philips patent tried in the first phase.
Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about future events affecting the Company and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond the Company’s control and could cause the Company’s actual results to differ materially and adversely from those expressed in the Company’s forward-looking statements as a result of various risk factors, including, but not limited to risks related to the fact that the jury verdict can be modified or overturned and risks related to subsequent phases of the lawsuit in which additional claims and counterclaims will be tried, as well as other factors discussed in the “Risk Factors” section of the Company’s most recent reports filed with the Securities and Exchange Commission (“SEC”), which may be obtained for free at the SEC’s website at www.sec.gov. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it does not know whether its expectations will prove correct. All forward-looking statements included in this Current Report on Form 8-K are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. The Company does not undertake any obligation to update, amend or clarify these forward-looking statements or the “Risk Factors” contained in the Company’s most recent reports filed with the SEC, whether as a result of new information, future events or otherwise, except as may be required under the applicable securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION a Delaware corporation

Date: October 2, 2014	By:	/s/ MARK P. DE RAAD
Mark P. de Raad
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)